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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1998

                             BOSTON CHICKEN, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                    0-22802                   36-3904053
   (STATE OR OTHER            (COMMISSION FILE NO.)        (IRS EMPLOYER
   JURISDICTION OF                                       IDENTIFICATION NO.)
    INCORPORATION)

       14123 DENVER WEST PARKWAY,
             P.O. BOX 4086,
            GOLDEN, COLORADO                                 80401-4086
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                (303) 278-9500
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  The Company filed a Form 8-K on July 30, 1998 regarding the acquisition of certain area developers, Market Partners, L.L.C. and BC Equity Funding, L.L.C. At the time of the Form 8-K filing, it was impractical to provide the required financial statements of businesses acquired and pro forma financial information. This amendment to the July 30, 1998 Form 8-K sets forth the required financial information.

  (a) Financial Statements of Business Acquired.

  (b) Pro Forma Financial Information.

  (c) Exhibits.

  The Exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 1998

                                     BOSTON CHICKEN, INC.

                                     By:  /s/ Lawrence E. White
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                             BOSTON CHICKEN, INC.

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
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
 99.1    Financial Statements of Businesses Acquired For the Year Ended
         December 28, 1997
         Pro Forma Financial Information For the Year Ended December 28, 1997
 99.2    Financial Statements of Businesses Acquired For the Two Quarters Ended
         July 12, 1998
         Pro Forma Financial Information For the Two Quarters Ended July 12,
         1998
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